UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 December 4, 2007

Unum Group

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 4, 2007, Thomas R. Watjen, President and Chief Executive Officer of Unum Group (the “Company”) entered into an Aircraft Time-Sharing Agreement with the Company whereby Mr. Watjen is permitted to use the Company aircraft for personal reasons and by which reimbursement for such personal aircraft use by Mr. Watjen to the Company would be calculated and remitted for such usage.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	Aircraft Time-Sharing Agreement dated December 4, 2007, by and between Thomas R. Watjen and Unum Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group (Registrant)

Date: December 6, 2007	By:	/s/ Susan N. Roth
Name: Susan N. Roth Title: Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Aircraft Time-Sharing Agreement dated December 4, 2007, by and between Thomas R. Watjen and Unum Group.